ANHEUSER-BUSCH COMPANIES, INC.
                          POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August A. Busch III, Chairman of the Board and President, Jerry E. Ritter, Executive Vice President - Chief Financial and Administrative Officer, and JoBeth G. Brown, Vice President and Corporate Secretary, and each of them or their successors in such offices acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act on Form S-8 of the previously registered shares of common stock remaining unissued under the Company's 1989 Incentive Stock Plan (Registration No. 33-36132), and in connection with the proposed registration under said Act on Form S-8 of 10 million additional shares of common stock authorized to be issued under such Plan; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said 10 million additional shares, and to any amendments to said proposed Registration Statement or Registration Statement No. 33-36132 after this date.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of March 23, 1994.

           AUGUST A. BUSCH III
           August A. Busch III
          Chairman of the Board
        and President and Director
      (Principal Executive Officer)

             JERRY E. RITTER
             Jerry E. Ritter
      Executive Vice President - Chief
    Financial and Administrative Officer
        (Principal Financial Officer)

               GERALD C. THAYER
               Gerald C. Thayer
       Vice President and Controller
       (Principal Accounting Officer)

           PABLO ARAMBURUZABALA O.
           Pablo Aramburuzabala O.
                 Director

            RICHARD T. BAKER
            Richard T. Baker
                Director
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            ANDREW B. CRAIG III
            Andrew B. Craig III
                 Director

           BERNARD A. EDISON
           Bernard A. Edison
                Director

            PETER M. FLANIGAN
            Peter M. Flanigan
                 Director

              JOHN E. JACOB
              John E. Jacob
                 Director

            CHARLES F. KNIGHT
            Charles F. Knight
                Director

          VERNON R. LOUCKS, JR.
          Vernon R. Loucks, Jr.
                Director

            VILMA S. MARTINEZ
            Vilma S. Martinez
                Director

            SYBIL C. MOBLEY
            Sybil C. Mobley
                Director

           JAMES B. ORTHWEIN
           James B. Orthwein
               Director


         DOUGLAS A. WARNER III
         Douglas A. Warner III
               Director

           WILLIAM H. WEBSTER
           William H. Webster
                Director

          EDWARD E. WHITACRE, JR.
          Edward E. Whitacre, Jr.
                Director
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